UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                           ---------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                                DECEMBER 22, 2004
                Date of Report (Date of earliest event reported)


                          DISCOVERY LABORATORIES, INC.
             (Exact name of Registrant as specified in its charter)


           DELAWARE                    000-26422                94-3171943
 (State or other jurisdiction   (Commission File Number)       (IRS Employer
       of incorporation)                                  Identification Number)


                           2600 KELLY ROAD, SUITE 100
                         WARRINGTON, PENNSYLVANIA 18976
                    (Address of principal executive offices)


                                 (215) 488-9300
              (Registrant's telephone number, including area code)


          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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ITEM 3.02.        UNREGISTERED SALES OF EQUITY SECURITIES.

On December 10, 2004, Discovery Laboratories, Inc. (the "Company") delivered notice to Kingsbridge Capital Limited ("Kingsbridge") of its intention to conduct a financing of up to $12,000,000 pursuant to the Committed Equity
Financing Facility ("CEFF") entered into with Kingsbridge in July 2004. As previously disclosed, financings under the CEFF are conducted and priced over a 15-trading day period (the "Financing Period"). For each Financing Period, the Company specifies in advance a minimum acceptable purchase price (the "Threshold Price") for the issuance of any shares of the Company's common stock, par value $.001 per share (the "Common Stock"), to Kingsbridge. Shares will be purchased and issued to Kingsbridge only in respect of trading days on which the market price (defined as the volume weighted average sales price per share of the Common Stock during any trading day as reported by Bloomberg, hereinafter referred to as "Market Price"), after giving effect to discounts ranging from 6% to 10% as stipulated in the CEFF, equals or exceeds the Threshold Price. For each such trading day that the Threshold Price is met or exceeded, the actual purchase price for shares that are issued to Kingsbridge is equal to the Market Price on such trading day, less a discount ranging from 6% to 10%.

As of December 29, 2004, twelve trading days of the Financing Period had transpired and the Company issued 901,742 shares (the "Shares") to Kingsbridge (with 489,249 shares settled on December 22, 2004 and 412,493 shares settled on December 29, 2004) for aggregate cash proceeds to the Company of $7.2 million. To date, the Threshold Price was met or exceeded for nine out of the twelve trading days and the average Market Price for those nine trading days was $8.84. The average price of the Shares issued to Kingsbridge, after taking into account the applicable discount rate provided for by the CEFF, was $7.98. Should the Market Price, after giving effect to discounts ranging from 6% to 10%, meet or exceed the Threshold Price for each of the three remaining days of the Financing Period, the Company may realize additional cash proceeds from the issuance of additional shares under the CEFF of up to $2.4 million. The Shares were issued to Kingsbridge in a private transaction exempt from registration pursuant to
Section 4(2) of the Securities Act of 1933.

As previously disclosed, pursuant to the CEFF, the Company may access up to $75 million from Kingsbridge in exchange for newly-issued shares of Common Stock over a three year period ending in October 2007. Capital may be accessed under the CEFF in tranches of up to $18.75 million, subject to certain conditions. The Company is not obligated to further utilize any of the remaining capital available under the CEFF and there are no minimum commitment or minimum use penalties.

The Common Stock issued or issuable to Kingsbridge under the CEFF was registered for resale pursuant to the registration statement on Form S-3, No. 333-118595, filed by the Company with the United States Securities and Exchange Commission on August 26, 2004, and declared effective on October 27, 2004.


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

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            DISCOVERY LABORATORIES, INC.


                                            By:  /s/ Robert J. Capetola
                                                 -------------------------------
                                            Name:  Robert J. Capetola, Ph.D.
                                            Title: President and Chief Executive
                                                   Officer

Date: December 29, 2004




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